SCHEDULE 14A

 INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

ELECTRONIC SYSTEMS TECHNOLOGY, INC. (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee	(Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11
Title of each class of securities to which transaction applies:
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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
Proposed maximum aggregate value of transaction:
Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form Schedule or Registration Statement No.:
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 Electronic Systems Technology, Inc.                                   Phone:   509-735-9092

                         415 N. Quay Street, Building B1, Kennewick, WA 99336     Fax:       509-783-5475

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

 to be held on June 1, 2012

Dear Stockholder:

The Annual Meeting of Stockholders of Electronic Systems Technology, Inc. (EST), a Washington Corporation, will be held at the Company’s location at 415 N. Quay St, Bldg B1, Kennewick, Washington on Friday, June 1, 2012 at 3:00 p.m. Pacific time for the following purposes:

1.  To elect members of the Board of Directors

2.  To ratify the selection of DeCoria, Maichel & Teague, P.S., as independent registered accountants for the Corporation

3.  To transact such other business as may properly come before the meeting and any postponement(s) or             adjournment(s) thereof.

Pursuant to rules adopted by the Securities and Exchange Commission ("SEC"), we have elected to provide access to our proxy materials over the Internet. We believe that adopting this method will help us expedite your receipt of the proxy materials, lower our cost of delivery and help to conserve resources. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials ("Notice") to certain shareholders. We are also mailing a full set of proxy materials, including a proxy card, to certain shareholders beginning on the date we file the attached proxy statement with the SEC. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice and in the attached proxy statement. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

Only Stockholders of record at the close of business on April 23, 2012 are entitled to notice of, to attend and to vote at the meeting.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting of Shareholders, we urge you to vote and submit your proxy by the Internet or mail (see below for instructions) in order to ensure the presence of a quorum. If you attend the meeting, you will have the right to revoke your proxy and vote your shares in person. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

By order of the Board of Directors,

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

T.L. Kirchner, President

April 30, 2012 / Approximate Date of mailing to Stockholders

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 1, 2012:
The Notice of Annual Meeting and Proxy Statement and Annual Report to Shareholders are available at http://www.esteem.com/about/corporate-information.html.Voting by the Internet is fast, convenient and your vote is immediately confirmed and posted. For registered shareholders to vote by the Internet, first read the accompanying Proxy Statement and then follow the instructions below:

VOTE BY INTERNET

1.

Go to www.investorvote.com/ELST.

2.

Follow the step-by-step instructions provided.

PLEASE DO NOT RETURN THE ENCLOSED PAPER BALLOT IF YOU ARE VOTING OVER THE INTERNET.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

415 N. Quay Street, Bldg B1

Kennewick, Washington 99336

 (509) 735-9092

PROXY STATEMENT

Relating to

ANNUAL MEETING OF SHAREHOLDERS

to be held on June 1, 2012

INTRODUCTION

This Proxy Statement is being furnished by the Board of Directors of Electronic Systems Technology, Inc. a Washington corporation (the “Corporation”), to holders of shares of the Corporation's Common Stock (“Common Stock”) in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Friday, June 1, 2012, at 3:00 pm Pacific time, and any adjournment or adjournments thereof (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of the Annual Meeting.  The Annual Report of the Corporation for the year ending December 31, 2011 was mailed to stockholders in conjunction with the mailing of this Proxy Statement, however such Annual Report does not form any part of the material for solicitation of proxies.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 1, 2012

Our Notice of Annual Meeting and Proxy Statement and Annual Report are available at: http://www.esteem.com/about/corporate-information.html

PURPOSES OF ANNUAL MEETING

Election of Directors

At the Annual Meeting, shareholders entitled to vote (see “Voting at Annual Meeting”) will be asked to consider and take action on the election of Melvin Brown, Jon Correio and Robert Southworth as directors to the Corporation's Board of Directors to serve for three year terms.  See “Election of Directors.”

Ratification of Auditor

At the Annual Meeting, shareholders will be asked to ratify the selection of DeCoria, Maichel & Teague, P.S. (“DMT”) as independent registered accountants for the Corporation for the fiscal year ending December 31, 2012.  See “Approval of Auditors.”

Other Business

To transact other matters as may properly come before the annual meeting, postponement(s) or any adjournment(s) thereof. See “Other Matters”.

VOTING AT ANNUAL MEETING

General

The close of business on the Record Date of April 23, 2012 has been fixed as the record date for determination of the shareholders entitled to notice of, and to vote at the Annual Meeting (the “Record Date”). As of the Record Date, there were issued and outstanding 5,158,667 shares of Common Stock entitled to vote. A majority of such shares will constitute a quorum for the transaction of business at the Annual Meeting. The holders of record on the Record Date of the shares entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting. All action proposed herein may be taken upon a favorable vote of the holders of a majority of such shares of Common Stock represented at the Annual Meeting provided a quorum is present at the meeting in person or by proxy.

Proxies

Shares of Common Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated in such proxies.  If no instructions are indicated, such shares will be voted:  (1) FOR election of Melvin Brown, Jon Correio and Robert Southworth to the Corporation's Board of Directors,

(2) FOR the ratification of the selection of DeCoria, Maichel & Teague P.S., as independent registered accountants; (3) AT the discretion of the proxy holder, any other matters which may properly come before the Annual Meeting.

A shareholder who has executed and returned a proxy may revoke it at any time before it is voted at the Annual Meeting by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Corporation, or by attending the Annual Meeting and voting in person or delivering instruction to the Corporation via email and with written confirmation.  A proxy is not revoked by the death or incompetence of the maker unless, before the authority granted there under is exercised, written notice of such death or incompetence is received by the Corporation from the executor or administrator of the estate or from a fiduciary having control of the shares represented by such proxy.

The indication of an abstention on a proxy or the failure to vote either by proxy or in person will be treated as neither a vote “for” nor “against” the election of any director. Each of the other matters must be approved by the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote, assuming a quorum is present.  Abstention from voting will have the practical effect of voting against these matters since it is one less vote for approval. The shares of a shareholder whose ballot on any or all proposals is marked as “abstain” will be included in the number of shares present at the Annual Meeting for the purpose of determining the presence of a quorum.

Broker non-votes, shares held by brokers or custodians for the accounts of others as to which voting instructions have not been given, will be treated as shares that are present for determining a quorum, but will not be counted for purposes of determining the number of votes cast with respect to a proposal. If you are the beneficial owner of shares held by a broker or other custodian, you may instruct your broker how you would like your shares voted through the voting instruction form included with this Proxy Statement.

If you wish to vote the shares you own beneficially at the meeting, you must first request and obtain a “legal proxy” from your broker or other custodian. If you choose not to provide instructions or a legal proxy, your shares are referred to as “uninstructed shares.” Whether your broker or custodian has the discretion to vote these shares on your behalf are routine matters for consideration at the meeting, in this case, item 2, the ratification of the appointment of our independent auditor for 2012. Prior to January 1, 2011 brokers and custodians were allowed to vote uninstructed shares in uncontested director elections. Beginning January 1, 2010, brokers and custodians can no longer vote uninstructed shares on your behalf in director elections. For your vote to be counted, you must submit your voting instruction form to your broker or custodian.

Proposal Number	Item	Votes Required for Approval	Abstentions	Uninstructed Shares
1	Election of Directors	Majority of shares cast	Not counted	Not voted
2	Ratification of Independent Accountants	Majority of shares cast	Not counted	Discretionary vote

The Corporation will bear all the costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing this Proxy Statement and accompanying material to shareholders.  In addition to the solicitation of proxies by use of the mails, the directors, officers, and employees of the Corporation, without additional compensation, may solicit proxies personally or by telephone or telegram.

1. ELECTION OF DIRECTORS

It is intended that the proxies solicited hereby will be voted for election of the nominees for directors listed below, unless authority to do so has been withheld.  If a nominee becomes unable to accept election, the Board will either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, proxies will be voted in favor of such nominee.

The Board of Directors is divided into three classes, with the terms of office of each class ending in successive years. The terms of current directors of Class I expire with the 2012 Annual Meeting, terms of current director of Class II expire with the 2013 Annual Meeting, and the terms of current directors in Class III expire with the 2014 Annual Meeting.

Nominees

The nominees for Class I directors whose terms, if elected, will expire in 2015 and certain additional information with respect to the nominees is as follows:

Nominees Name, Position with the Corporation, Principal Occupation(s), Other Directorships, Age, and Ownership:

CLASS I - Three Year Term Expiring June 2012

Melvin H. Brown:  Mr. Brown is a Director of the Corporation.  Mr. Brown is the retired owner and President of Manufacturing Services, Inc.  Manufacturing Services provides electronic design and manufacturing solutions.  Manufacturing Services provides electronic manufacturing and quality control testing services for Electronic Systems Technology.  Mr. Brown does not serve as a director for any other company registered under the Securities Exchange Act.

Age:

81

Shares Beneficially Owned:

76,500

Percent of Class:

1.5

A Director Since:

1985

Shares beneficially owned do not include 75,000 shares subject to options granted 2-19-10, 2-11-11 and 2-10-12.

Melvin H. Brown is the father of Michael S. Brown, both of whom are Directors of the Corporation.  Outside of this family relationship, there are no family relationships, whether by blood, marriage, or adoption, between any of the Directors of Executive Officers of the Corporation.

Jon Correio: Mr. Correio is the Vice President of finance and administration, Secretary/Treasurer and a Director of the Corporation.  During the last five years Mr. Correio has been a full time employee of the Corporation, whose primary duties are to oversee the finance and administration functions of the Corporation.  Mr. Correio does not serve as a director for any other company registered under the Securities Exchange Act.

Age:

44

Shares Beneficially Owned:

2,000

Percent of Class:

0

A Director Since:

2001

Shares beneficially owned do not include 75,000 shares subject to options granted 2-19-10, 2-11-11 and 2-10-12.

Robert Southworth: Mr. Southworth is a Director of the Corporation.  Mr. Southworth is a retired Senior Patent Attorney with the U. S. Department of Energy in Richland, Washington.  His primary duties with the Department of Energy were the preparation and prosecution of domestic and foreign patent applications in such fields as nuclear reactors, fuel reprocessing, waste management and energy related fields of solar, wind, and fossil fuels.  Mr. Southworth does not serve as a director of any other company that is registered under the Securities Exchange Act.

Age:

68

Shares Beneficially Owned:

0

Percent of Class:

0

A Director Since:

1985

Shares beneficially owned do not include 75,000 shares subject to options granted 2-19-10, 2-11-11 and 2-10-12.

MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEES TO THE BOARD OF DIRECTORS OF THE CORPORATION

2. RATIFICATION OF INDEPENDENT REGISTERED ACCOUNTANTS

DeCoria, Maichel & Teague, P.S., independent public accountants, (“DMT”) have been recommended by the Corporation’s Audit Committee, and therefore selected by Corporation’s Board of Directors, as the independent auditor and tax service provider for the Corporation for the fiscal year ending December 31, 2012. Shareholder ratification of the selection of DeCoria, Maichel & Teague, P.S. as the Corporation’s independent registered accountants is not required by the Bylaws or otherwise. However, Management is submitting the selection of DeCoria, Maichel & Teague, P.S. to the shareholders for ratification as a matter of corporate practice. If the shareholders fail to ratify the selection, Management will reconsider whether or not to retain that firm. Even if the selection if ratified, Management in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Corporation and its shareholders.

DeCoria, Maichel & Teague, P.S. will not be represented at the Annual Meeting, but questions from shareholders will be subsequently presented to the auditors for response.

The following table presents fees billed to us during December 31, 2011 and 2010, for professional services provided by the Company’s previous independent auditor, Moe O'Shaughnessy & Associates.

Year Ended	December 31, 2011	December 31, 2010
Audit fees	$35,703	$41,604
Audit-related fees	-	-
Tax fees	1,650	1,650
All other fees	-	-
Total Fees	$37,353	$43,254

All audit, non-audit, tax services, and other services performed by the independent accountants are pre-approved by the Board of Directors to assure that such services do not impair the auditors’ independence from the Corporation. The Corporation does not intend to use DeCoria, Maichel & Teague P.S. for financial information system design and implementation. We do not intend to engage DeCoria, Maichel & Teague P.S to provide compliance outsourcing services.

Audit Fees represent the aggregate fees billed by the Company’s previous independent auditor, Moe O'Shaughnessy for the audit of our annual financial statements included in the Annual Report on Form 10-K, review of financial statements included in the Quarterly Reports on Form 10-Q, the audit of our internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects, and services normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

Audit-related fees consist of assurance and related services that include, but are not limited to, internal control reviews, attest services not required by statute or regulation and consultation concerning financial accounting and reporting standards.

Tax Fees represent the aggregate fees billed by Moe O'Shaughnessy for tax compliance services.

All Other Fees represent the aggregate fees billed by Moe O'Shaughnessy for services other than those reported in the above categories. For fiscal 2011 no such fees were billed.

The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required to ratify the selection of DeCoria, Maichel & Teague P.S.

MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” ITEM 2

3. OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters that will be presented for action at the Annual Meeting other than those described above. Should other business properly be brought before the Annual Meeting, it is intended that the accompanying Proxy will be voted thereon in the discretion of the persons named as proxies.

Additional Corporation Information

MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE

CLASS II - Three Year Term Expiring June 2013

John L. Schooley: Mr. Schooley is a Director of the Corporation.  Mr. Schooley was the former owner and President of Remtron, Inc. in San Diego, California.  Remtron, Inc. manufactures advanced radio control and telemetry systems for the industrial marketplace.  Mr. Schooley does not serve as director of any other company that is registered under the Securities Exchange Act.

Age:

72

Shares Beneficially Owned:

135,000

Percent of Class:

2.6

A Director Since:

1993

Shares beneficially owned do not include 75,000 shares subject to options granted 2-19-10, 2-11-11 and 2-10-12.

CLASS III - Three Year Term Expiring June 2014

T.L. Kirchner:  Mr. Kirchner is founder, President and a Director of the Corporation. During the last five years Mr. Kirchner devoted 100% of his time to the management of the Corporation. His primary duties are to oversee the management and marketing functions of the Corporation. Mr. Kirchner does not serve as a director for any other company registered under the Securities Exchange Act.

Age:

63

Shares Beneficially Owned:

403,488

Percent of Class:

7.8

A Director Since:

1985

Shares beneficially owned do not include 75,000 shares subject to options granted 2-19-10, 2-11-11 and 2-10-12.

Michael S. Brown:  Mr. Brown is a Director of the Corporation. He has been with Manufacturing Services, Inc. since 1998 and became President in April 2006. Previously Mr. Brown held management positions with Cadence Design Systems and Wyse Technology. Manufacturing Services provides electronic design and manufacturing solutions.  Manufacturing Services provides electronic manufacturing and quality control testing services for Electronic Systems Technology. Mr. Brown does not serve as a director for any other company registered under the Securities Exchange Act.

Age:

59

Shares Beneficially Owned:

0

Percent of Class:

0

A Director Since:

2007

Shares beneficially owned do not include 50,000 shares subject to options granted 2-11-11 and 2-10-12.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of April 23, 2012, the amount and percentage of the Common Stock of the Corporation, which according to information supplied by the Corporation, is beneficially owned by each person who, to the best knowledge of the Corporation, is the beneficial owner (as defined below) of more than five (5%) of the outstanding common stock.

Title of Class	Name & Address Of Beneficial Owner (1)	Amount & Nature of Beneficial Ownership	Percent of Class
Common	Paul D. Sonkin 460 Park Avenue, 12th Floor New York NY 10022	1,090,915	21.1%
Common	EDCO Partners LLLP 4605 Denice Drive Englewood CO 80111	420,923	8.1%
Common	T.L. Kirchner 415 N. Quay St. Kennewick WA 99336	403,488 (2)(3)	7.8%

(1)

Under Rule 13d-3, issued by the Securities and Exchange Commission, a person is, in general, deemed to "Beneficially own" any shares if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (a) voting power, which includes the power to vote or to direct the voting of those shares and/or (b) investment power, which included the power to dispose, or to direct the disposition of those securities.  The foregoing table gives effect to shares deemed beneficially owned under Rule 13d-3 based on the information supplied to the Company.  To the knowledge of the Company, the persons named in the table have sole voting power and investment power with respect to all shares of Common Stock beneficially owned by them.

(2)

The beneficial owner listed above has stock options to acquire 75,000 shares of Electronic Systems Technology, Inc. Common Stock: Options for 25,000 shares, granted February 19, 2010, options for 25,000 shares, granted February 11, 2011 and options for 25,000 shares, granted February 10, 2012.

(3)

Does not include options granted.  See note (2) above.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of April 23, 2012, amount and percentage of the Common Stock of the Corporation, which according to information supplied by the Corporation, is beneficially owned by Management, including officers and directors of the Corporation.

Title of Class	Name of Beneficial Owner	Amount & Nature of Beneficial Ownership	Percent of Class
Common	T.L. Kirchner (Officer & Director)	403,488 (1)	7.8%
Common	Robert Southworth (Director)	0 (1)	0.0%
Common	Melvin H. Brown (Director)	76,500 (1)	1.5%
Common	Michael S. Brown (Director)	0	0.0%
Common	Jon Correio (Officer & Director)	2,000 (1)	0.0%
Common	John Schooley (Director)	135,000 (1)	2.6%
Common	D.B. Strecker (VP of Engineering)	0 (1)	0.0%

(1)

Does not include stock options as granted 2-19-10, 2-11-11 and 2-10-12.

REMUNERATION OF EXECUTIVE OFFICERS

(a) Named Executive Officers

The following table sets forth the names and ages of all executive officers of the Corporation as of December 31, 2011; all positions by such persons; term of office and the period during which he has served as such; and any arrangement or understanding between him and any other person(s) pursuant to which he was elected as an officer:

Name of Officer	Age	Position	Term of Office	Period of Service
T. L. Kirchner	63	President/CEO	3 Years	02/10/84- Present
Jon Correio	44	Vice President, Finance & Administration/ Secretary/Treasurer	3 Years	02/9/01- Present

Information concerning the compensation of the Corporation’s principal executive officer and principal financial officer, as well as any other compensated employees of the Registrant's whose total compensation exceeded $100,000 during 2011 and 2010 is provided in the following Summary Compensation Table:

SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($)(1) (d)	Stock Awards ($) (e)	Option Awards ($)(2) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Non- qualified Deferred Compensation Earnings($) (h)	All Other Compen-sation ($)(3) (i)	Total ($) (j)
T.L. Kirchner, President/ CEO	2011	$166,000	-	-	$420	-	-	$22,862	$189,282
	2010	$144,000	$6,109	-	$613	-	-	$20,012	$170,734
Jon Correio, Vice President, Finance	2011	$75,000	-	-	$420	-	-	$17,361	$92,781
	2010	$67,500	$2,864	-	$613	-	-	$16,502	$87,479

(1)

Includes amounts paid under the Non-qualified Employee Profit Sharing Bonus.  Bonus calculated for 2010 results paid during 2011.

(2)

Amount represents the dollar amount recognized for financial statement reporting purposes in accordance with ASC 718. Assumptions made in the valuation of stock option awards are disclosed in Note 7 of the Notes to the Consolidated Financial Statements in the 2011 Form 10-K.

(3)

All Other Compensation consists of premiums paid for Group Health Insurance, Key Man Insurance, Accrued Vacation Pay and Corporation paid 401(k) matching amounts.

(4)

Amounts do not reflect proceeds of $0.01 per share cash distribution received by T.L. Kirchner during 2011 totaling $4,035.  Receipt of cash distribution was based solely on capacity as a shareholder.

The information specified concerning the stock options of the named executive officers during the fiscal year ended December 31, 2011 is provided in the following Option/SAR Grants in the Last Fiscal Year Table:

OPTION/SAR GRANTS IN LAST FISCAL YEAR
Individual Grants (5)
(a)	(b)	(c)	(d)	(e)
Name	Number of Securities Underlying Options/SARs Granted # (4)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or base price ($/Share)	Expiration Date
T.L. Kirchner	25,000	11.9%	0.44	2/10/2014
Jon Correio	25,000	11.9%	0.44	2/10/2014

(5)

This table does not include Stock Options granted previously.

The information specified concerning the stock options of the named executive officers during the fiscal year ended December 31, 2011 is provided in the following Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Options/SAR Values Table:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercised Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
T.L. Kirchner, President/CEO	25,000	0	0	$0.44	2/10/14	0	0	0	0
	25,000	0	0	$0.45	2/18/13	0	0	0	0
	25,000	0	0	$0.31	2/19/12	0	0	0	0
Jon Correio, Vice President, Finance	25,000	0	0	$0.44	2/10/14	0	0	0	0
	25,000	0	0	$0.45	2/18/13	0	0	0	0
	25,000	0	0	$0.31	2/19/12	0	0	0	0

The Corporation does not currently have a Long-Term Incentive Plan (“LTIP”).

The Corporation currently does not hold any Employment Contracts or Change of Control Arrangements with any parties.

CERTAIN INFORMATION REGARDING THE BOARD OF DIRECTORS

Code of Ethics

On June 2, 2005, the Corporation's Board of Directors adopted a Code of Ethics.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires that the Corporation’s directors, executive officers, and the holders of 10% or more of the Corporation’s common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors, and stockholders holding more than 10% of the Corporation’s common stock are required by the Regulation to furnish the Corporation with copies of all Section 16(a) forms they have filed.

During the year ended December 31, 2011, to the knowledge of Management, there was no director, officer, or beneficial owner of more than 10% any class of equity securities of the registrant who failed to file on a timely basis the required disclosure form as required by Section 16(a) of the Securities and Exchange Act of 1934.

Family Relationships

Michael S. Brown is the son of Melvin H. Brown.

Indebtedness of Management:

No Director or executive officer or nominee for Director, or any member of the immediate family of such has been indebted to the Corporation during the past year.

Directors’ Stock Purchases

The Directors’ of the Corporation purchased common stock in 2011, as follows: None.

Indemnification.

 The Corporation’s By-Laws address indemnification of Directors and Officers. Washington Law provides that Washington corporations may include within their Articles of Incorporation provisions eliminating or limiting the personal liability of their directors and officers in shareholder actions brought to obtain damages for alleged breaches of fiduciary duties, as long as the alleged acts or omissions did not involve intentional misconduct, fraud, a knowing violation of law or payment of dividends in violation of the Washington statutes. Washington law also allows Washington corporations to include in their Articles of Incorporation or Bylaws provisions to the effect that expenses of officers and directors incurred in defending a civil or criminal action must be paid by the corporation as they are incurred, subject to an undertaking on behalf of the officer or director that he or she will repay such expenses if it is ultimately determined by a court of competent jurisdiction that such officer or director is not entitled to be indemnified by the corporation because such officer or director did not act in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. The Corporation’s Articles of Incorporation provide that a director of officer is not personally liable to the Corporation or its shareholders for damages for any breach of fiduciary duty as a director or officer, except for liability for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of distribution in violation of Washington Business Corporation Act.

BOARD MEETINGS AND COMMITTEES

Board Meetings

During the fiscal year ended December 31, 2011 the Board of Directors held two meetings on February 11, 2011, and June 2, 2011. The Audit Committee held meetings on February 11, 2011 and June 2, 2011. All directors attended the meetings either physically or via teleconference.

Committees

There is only one continuing committee of the Board of Directors, namely, an Audit Committee. There is no Compensation, Nominating or other committees.

Audit Committee

The Board has established an Audit Committee.  The Audit Committee of the Board of Directors as of December 31, 2011 is comprised of Robert Southworth (Chairman), Melvin Brown, Michael Brown and John Schooley and it operates under a written charter adopted by the Board, a copy of which is included in the proxy statement as Appendix I.  Michael Brown and Melvin Brown are considered to be non-independent members of the Audit Committee, however their serving on the Audit Committee was deemed by the Board to be in the best interest of the Corporation due to their experience and familiarity with the Corporation.  The Board of Directors has determined that none of the audit committee members can be classified as an “audit committee financial expert” as defined by the Securities Exchange Act.  The Board of Directors does not contain a member that can be classified as an “audit committee financial expert” under the referenced definition. The Board of Directors believes that attracting and retaining at least one audit committee member that could be classified as an “audit committee financial expert” is unlikely due to the high cost of such Director candidates.

The Audit Committee’s report for the Financial Statements for the year ended December 31, 2011 is attached to this proxy statement as Appendix II.  The Sarbanes-Oxley Act of 2002 added a number of provisions to Federal law to strengthen the authority of, and increase the responsibility of, corporate audit committees.  In accordance with the Sarbanes-Oxley Act, the Audit Committee has ultimate authority and responsibility to select, compensate, evaluate and, when appropriate, replace the Corporation’s independent auditors. The Audit Committee members are not professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of Management and the independent auditors, nor can the Audit Committee certify that the independent auditors are “independent” under applicable rules.  The Audit Committee serves as a board-level oversight, in which it provides advice, counsel and direction to Management and the auditors on the basis of the information it receives, discussion with Management and the auditors, and the experience of the Audit Committee’s members in business and financial matters.

Employee/Director Stock Option Committee

On February 11, 2011, the Board of Directors established an Employee/Director Stock Option Committee comprised of Tom Kirchner and Jon Correio.  The Committee existed for the sole purpose of recommending recipients and amounts of stock options awarded during 2011.

RELATED PARTY TRANSACTIONS

During 2011, the Corporation contracted for services from Manufacturing Services, Inc. in the amount of $104,411.  Manufacturing Services, Inc. is owned and operated by Michael S. Brown.  Mr. Brown, and the former owner for Manufacturing Services, Inc, Melvin H. Brown are currently Directors of Electronic Systems Technology, Inc.  Management believes the costs for services provided by Manufacturing Services, Inc., are comparable with other manufacturing service companies in the Company’s geographical region.

COMPENSATION OF DIRECTORS

Compensation to outside directors is limited to reimbursement of out-of-pocket expenses that are incurred in connection with the directors’ duties associated with the Corporation's business. Directors with no less than three years continuous tenure are eligible for stock option awards, as governed by the Corporation’s stock option plan.  There is currently no other compensation arrangements for the Corporation’s directors. (See “Security Ownership of Certain Beneficial Owners and Management” for Stock Options granted in previous years.)  The information specified concerning items of Director Compensation for the fiscal year ended December 31, 2011 is provided in the following Director Compensation Table:

DIRECTOR COMPENSATION
Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)(3)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Melvin Brown	$0	$0	$420	$0	$0	$0	$420
Michael Brown	$0	$0	$420	$0	$0	$0	$420
John Schooley	$0	$0	$420	$0	$0	$0	$420
Robert Southworth	$0	$0	$420	$0	$0	$551	$971

(1)

Compensation information for Tom Kirchner, President and CEO, and Jon Correio, Vice President, Finance & Administration is contained in the Executive Compensation Summary Compensation Table.

(2)

Amount represents the dollar amount recognized for financial statement reporting purposes in accordance with ASC 718. Assumptions made in the valuation of stock option awards are disclosed in Note 7 of the Notes to the Consolidated Financial Statements in the 2011 Form 10-K.

(3)

Amounts represent reimbursement of out-of-pocket expenses related to directors’ duties associated with the Corporation's business (i.e. travel expenses for attending Corporation Director’s Meetings).

The Corporation currently does not hold any Employment Contracts or Change of Control Arrangements with any parties.

SHAREHOLDER PROPOSALS AND OTHER MATTERS

The Corporation's next annual meeting is scheduled for June 7, 2013.  A Stockholder who desires to have a qualified proposal considered for inclusion in the Proxy Statement for that meeting must notify the Secretary of the terms and content of the proposal no later than March 18, 2013.  The Corporation's By-Laws outline the procedures including notice provisions, for stockholder nomination of directors and other stockholder business to be brought before stockholders at the Annual Meeting.  At the time of submission of such proposal a stockholder must have been of record or beneficial owner of at least 1% of the outstanding shares or $1,000 worth of stock in the Corporation, and have held such stock for at least one year and through the date on which the meeting is held. A copy of the pertinent By-Law provisions are available upon written request to Jon Correio, Secretary, Electronic Systems Technology, Inc., 415 North Quay Street, Building B1, Kennewick, Washington 99336.

MISCELLANAEOUS INFORMATION

This notice of meeting and proxy statement information is available electronically pursuant to Securities and Exchange Commission Notice and Access requirements. Interested parties are encouraged to visit the Corporation’s website at www.esteem.com for additional information. Information on our website does not form any part of the material for solicitation of proxies.

FORM 10-K

Any shareholder of record may obtain a copy of the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (the "Form 10-K"), without cost, upon written request to the Secretary of the Corporation.  The Form 10-K is not part of the proxy solicitation material for the Annual Meeting.  Additionally, the Securities and Exchange Commission maintains a web site that contains reports and other information at the following address http://www.sec.gov, as well as links from the Company’s website at www.esteem.com.

By Order of the Board of Directors

T.L. Kirchner

President

April 30, 2012

APPENDIX I – AUDIT COMMITTEE CHARTER

ELECTRONIC SYSTEMS TECHNOLOGY INC.

AUDIT COMMITTEE CHARTER

The Board of Directors of Electronic Systems Technology, Inc. has established an audit committee with authority, responsibility and specific duties as described below.

Composition:

The committee shall be comprised of not less than three directors, two of which who are independent of both management and operating executives.  A third, non-independent director, may serve on the committee, if the Board of Directors deems the non-independent director’s experience and expertise serves the best interest of the committee.   One of the members shall be appointed committee chairperson by the chairperson of the Board of Directors.  Such appointment will be for a one-year term and will be ratified by the full board.

Authority:

The audit committee may be requested by the Board of Directors to investigate any activity of the company.  All employees are directed to cooperate as requested by members of the committee.  The committee is empowered to retain persons having special competence as necessary to assist the committee in fulfilling responsibility.

Responsibility:

The audit committee is to serve as a focal point for communication between non-committee directors, the independent accountants, internal accounting department and Electronic Systems Technology’s management, as their duties relate to financial accounting, reporting and controls.  The audit committee is to assist the Board of Directors in fulfilling its fiduciary responsibilities as pertaining accounting policies and reporting practices of Electronic Systems Technology and the sufficiency of auditing relative thereto.  It is to be the Board of Directors’ principal agent in ensuring the independence of the corporation’s independent accountants, the integrity of management and adequacy of disclosures to stockholders.  However, opportunity for the independent accountants to meet with the entire board of directors, as needed shall not to be restricted.

Meetings:

The audit committee is to meet at least two times per year, and as many times as is deemed necessary by the committee.

Attendance:

Members of the audit committee should be present at all meetings, in person, or via alternative electronic methods, as the Board of Directors has approved.  As needed, the committee chairperson may request that members of management, the manager of finance and administration and representative of the independent accountants be present at meetings of the committee.

Minutes:

Minutes of each meeting are to be prepared and sent to committee members and presented to Electronic Systems Technology’s directors who are not members of the committee.  Copies are to be provided to the manager of finance and administration.

Specific Duties:

The audit committee is to:

(1)

Inform the independent accountants and management that the independent accountants and the committee may communicate with each other at all times; and the committee chairperson may call a meeting whenever deemed necessary.

(2)

Review with Electronic Systems Technology’s management, independent accountants and manager of finance and administration, the company’s policies and procedures to reasonably ensure the adequacy of internal accounting and financial reporting controls.

(3)

Have familiarity through the individual efforts of its members, with the accounting and reporting principles and practices applied by Electronic Systems Technology in preparing its financial statements.  Further, the committee is to make or cause to be made, all necessary inquiries of management and the independent accountants concerning established standards of corporate conduct and performance, and deviations therefrom.

(4)

Review the adequacy and scope of annual internal audit plans with the manager of finance and administration.

(5)

Review, prior to the annual audit, the scope and general extent of the independent accountant’s audit examinations including their engagement letter.  The auditor’s fees are to be arranged with management and annually summarized for committee review.  The committee’s review should entail an understanding from the independent accountant of the factors considered by the accountant in determining the audit scope, including

•

Industry and business risk characteristics of the company

•

External reporting requirements

•

Materiality of Electronic Systems Technology’s activities

•

Quality of internal accounting controls

•

Extent of involvement of the internal accounting department in the audit examination

•

Other areas to be covered during the audit engagement.

(6)

Review with management the extent of non-audit services planned to be provided by the independent accountants, in relation to the objectivity needed in the audit.

(7)

Review with management and the independent accountants, upon completion of their audit, financial results for the year prior to their release to the public.  This review is to encompass

•

Electronic Systems Technology’s financial statements and disclosures required by generally accepted accounting principles,

•

Significant transactions not a normal part of the company’s operations,

•

Changes if any, during the year in the company’s accounting principles or their application,

•

Significant adjustment proposed by the independent accountant.

(8)

Evaluate the cooperation received by the independent accountants during their audit examination, including their access to all requested records, data and information.  Also, to elicit the comments of management regarding the responsiveness of the independent accountants to Electronic Systems Technology’s needs.  To inquire of the independent accountants, whether there have been any disagreements with management, which if not satisfactorily resolved would have caused them, issue a non-standard report on the company’s financial statements.

(9)

Discuss with the independent accountants the quality of the company’s financial and accounting personnel, and any relevant recommendations, which the independent accountants may have regarding “material weaknesses” or reportable conditions.  Topics to be considered during this discussion include improving internal financial controls, the selection of accounting principles and management reporting systems.  Review written responses of management to the letter of comments and recommendations from the independent accountants.

(10)

Discuss with Electronic Systems Technology management the scope and quality of internal accounting and financial reporting controls in effect.

(11)

Apprise the Board of Directors through minutes and special presentations as necessary, of significant developments in the course of performing the above duties.

(12)

Recommend to the Board of Directors any appropriate extensions or changes in the duties of the committee.

(13)

Recommend to the Board of Directors the retention or replacement of the independent accountants.

APPENDIX II – AUDIT COMMITTEE REPORT

REPORT OF THE AUDIT COMMITTEE

February 23, 2012

Board of Directors

Electronic Systems Technology, Inc.

The ultimate responsibility for good corporate governance rests with our Board, whose primary role is providing oversight, counseling, and direction to EST’s management in the best long-term interests of the Company and its stockholders.

The Audit Committee oversees Electronic Systems Technology, Inc.’s accounting and financial reporting processes, audits of EST’s annual financial statements and internal control over financial reporting.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board in its general oversight of EST’s financial reporting, internal controls, and audit functions. Management is responsible for the Company’s internal controls and the financial reporting process.  The independent auditors are responsible for performing and independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States.  The Audit Committee’s responsibility is to monitor and oversee these processes.  The Audit Committee also recommends to the Board of Directors the selection of the Company’s independent accountants.

The Audit Committee, with the assistance of the Company’s accounting department and Management, has fulfilled its objectives and responsibilities as specified by the Audit Committee charter, and has provided adequate and appropriate independent oversight and monitoring of Electronic Systems Technology’s systems of internal control for the year ended December 31, 2011.

The Audit Committee has reviewed and discussed with management its assessment and report on the effectiveness of  EST’s internal control over financial reporting as of December 31, 2011, which it made using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control Integrated Framework. The Audit Committee has also reviewed and discussed with Moe O’Shaughnessy & Associates, P.S., management’s assessment of internal control over financial reporting, and its review and report on EST’s internal control over financial reporting.

Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent audit firm; nor can the Audit Committee certify that the independent audit firm is “independent” under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel, and direction to management and to the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial, and accounting matters.

These activities included, but were not limited to, the following accomplishments for the year ended December 31, 2011:

Reviewed and discussed the audited financial statements for the year ended December 31, 2011 with Management.

Discussed with Moe O’Shaughnessy & Associates, P.S. matters requiring discussion by Statement of Auditing Standards (SAS) No. 61.

Discussed with, and received written disclosures and a letter from Moe O’Shaughnessy & Associates, P.S. relating to their independence, as required by Public Company Oversight Board (PCAOB) Rules 3520 and 3526.

In reliance on these reviews and discussions, and the reports of Moe O’Shaughnessy & Associates, P.S. Based on the above, the Audit Committee recommends the inclusion of the audited financial statements in EST’s Annual Report on Form 10-K for the year ended December 31, 2011.

Respectfully submitted,

Electronic Systems Technology, Inc. Audit Committee

Robert Southworth, Chairman

Michael Brown

Melvin Brown

John Schooley

(FORM OF PROXY CARD)

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

Electronic Voting Instructions

You can vote by Internet: Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet must be received by June 1, 2012 at 1:00 a.m. Central time.

Vote by Internet

- Log on to the Internet and go to **www.investorvote.com/ELST.**
- Follow the steps outlined on the secured website.

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET, RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

The undersigned hereby revokes all previous proxies for his stock and appoints Tom L. Kirchner, with power of substitution, to represent and to vote on behalf of the undersigned all of the shares of Electronic Systems Technology, Inc. which the undersigned is entitled to vote at the Annual Meeting of the shareholders to be held at the Company's location at 415 N. Quay St., Bldg B1, Kennewick, Washington on June 1, 2012 at 3:00 p.m. Pacific time, including any adjournments thereof.

1. Election of Directors

Melvin Brown

For _______ Against _______ Abstain ________

Jon Correio

For _______ Against _______ Abstain ________

Robert Southworth

For _______ Against _______ Abstain ________

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

2. To ratify DeCoria, Maichel & Teague, P.S. as independent auditors and tax service provider for the Corporation for the fiscal year ending December 31, 2012.

For _______ Against_______ Abstain

3. In his discretion the proxy is hereby authorized to vote upon such other matters as may properly come before the meeting.

For _______ Against_______ Abstain_______

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED <u>FOR</u> PROPOSALS 1, 2 AND 3.

Please sign exactly as your name appears on the proxy. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature if held jointly
Date:________________________

Please return this proxy in the envelope provided.
I will ________ or will not ________ attend the meeting.

Your vote through the Internet authorizes the proxies named on the front of this proxy card in the same manner as if you marked, signed, dated and returned the proxy card. If you choose to vote your shares through the internet, there is no need for you to mail back your proxy card. By signing this proxy card or voting through the Internet, you acknowledge receipt of the Notice of Annual Meeting of Stockholders to be held June 1, 2012 and the Proxy Statement dated April 30, 2012.